Exhibit 10.14
[EXHIBIT A]

REVOLVING CREDIT NOTE

[$______________]	Date: March 11, 2005

FOR VALUE RECEIVED, the undersigned Hartman REIT Operating Partnership, L.P., a Delaware limited partnership, Hartman REIT Operating Partnership III LP, a Texas limited partnership and each of the other undersigned parties and other parties who are or from time to time become a Borrower under (and as defined in) the Revolving Credit Agreement referred to (and defined) below (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrower”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally, jointly and severally promises to pay to the order of [_______________], individually in its capacity as a Lender under the Revolving Credit Agreement (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of [___________ Dollars ($______________)], or so much thereof as shall have been advanced by the Bank to the Borrower by way of Loans and Letters of Credit under (and as defined in) the Revolving Credit Agreement and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from and after the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

Capitalized terms used herein without definition shall have the meanings set forth in the Revolving Credit Agreement.

The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Revolving Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Revolving Credit Agreement.

On the Maturity Date there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby jointly and severally promises to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby or otherwise due under or in connection with the Revolving Credit Agreement.

Each overdue amount (whether of principal, interest or otherwise) payable hereunder shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided in the Revolving Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to Bank on demand by the Agent. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrower in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrower directly to the Agent in Dollars, for the account of the Bank, at the Agent’s Head Office, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrower to the Bank pursuant to that certain Revolving Credit Agreement dated as of March 11, 2005 among (i) the Borrower, (ii) the Lenders party thereto from time to time (including the Bank), (iii) the Agent and (iv) KeyBanc Capital Markets, as Lead Arranger and Book Manager (hereinafter, as originally executed and as may be amended, varied, supplemented, and/or restated from time to time, called the “Revolving Credit Agreement”). This Note evidences the obligations of the Borrower (a) to repay the principal amount of the Bank’s Commitment Percentage of the Revolving Credit Loans made by the Bank to the Borrower pursuant to the Revolving Credit Agreement; (b) to pay interest, as herein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts (including all Obligations) which may become due and payable hereunder or thereunder. The payment of the principal of and the interest on this Note and the payment of all Obligations have been guaranteed. Reference is hereby made to the Revolving Credit Agreement (including the Schedules and Exhibits annexed thereto and the Guaranty) for a complete statement of the terms thereof.

The Borrower has the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Revolving Credit Agreement. The Borrower has an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Revolving Credit Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Revolving Credit Agreement.

Pursuant to and upon the terms contained in Section 14 of the Revolving Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrower.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis set forth therefor in the Revolving Credit Agreement. The interest rate in effect from time to time shall be determined in accordance with the terms of the Revolving Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrower hereby promises to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrower hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the State of Ohio and the State of Georgia, and any other court having jurisdiction over the Borrower, in connection with any actions or proceedings brought against the Borrower by the holder hereof arising out of or relating to this Note. This Note may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of Ohio.

Each Borrower shall be jointly and severally liable for the full amount owing under this Note.

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[Signature page to Revolving Credit Note]

IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written.

HARTMAN REIT OPERATING PARTNERSHIP, L.P.

By: Hartman Commercial Properties REIT, a Maryland real
estate investment trust, its sole general partner

By: _____________________
Name:
Title:

HARTMAN REIT OPERATING PARTNERSHIP III LP

By: Hartman REIT Operating Partnership III GP LLC, a Texas limited liability company, its sole general partner

By: Hartman REIT Operating Partnership, L.P., a Delaware limited partnership, its sole member
By: Hartman Commercial Properties REIT, a Maryland real estate investment trust, its sole general partner

By:_________________________________
Allen R. Hartman, President